DISPOSITION OF SUBSIDIARY BUSINESS, AEG (Tables)	12 Months Ended
Dec. 31, 2020
DISPOSITION OF SUBSIDIARY BUSINESS, AEG
Summary of net income (loss) reported in discontinued operations

The net income (loss) reported in discontinued operations for the years ended December 31, 2020 and 2019 is presented as follows:

	2020	2019
Environmental services revenue	$2,020	$26,842
Environmental services costs	(1,237)	(20,566)
General and administrative and other expenses	(1,263)	(7,481)
Deferred tax expense attributed to discontinued operations	(214)	(11)
Gain on sale of discontinued operations	8,030	—
Income (loss) after tax from discontinued operations	$7,336	$(1,216)
Basic and diluted income (loss) per common share from discontinued operations	$0.06	$(0.01)